                                                             EXHIBIT 10.6

                      1991 BARNES GROUP STOCK INCENTIVE PLAN
                      --------------------------------------

                   As Amended and Restated as of February 21, 1997
                   -----------------------------------------------


            1.   Purpose
            ------------
                 The purpose of the Plan is to authorize the grant to Key
            Employees of the Company or any Subsidiary of (i) nonqualified options to purchase shares of Common Stock, (ii) Stock Appreciation Rights, (iii) Incentive Stock Rights, and
            (iv) Performance Unit Awards, and thus benefit the Company by giving such employees a greater personal interest in the success of the enterprise and an added incentive to continue and advance their employment. An additional purpose of the Plan is to provide "qualified performance-based compensation" (within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder ("Section 162(m)") to Key Employees.

            2.   Definitions
            ----------------
                 The following terms, when used in the Plan, shall mean:

                 1981 Plan:  The Barnes Group Inc. Stock Incentive Plan
                 ---------
                 adopted by the stockholders of the Company in 1981.

                 Board:  The Board of Directors of the Company.
                 -----

                 CEO:  The Chief Executive Officer of the Company.
                 ---

                 Committee:  Such committee as shall be appointed by the
                 ---------
                 Board pursuant to the provisions of Section 11.







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                 Common Stock:  The Common Stock of the Company, par
                 ------------
                 value $1.00 per share, or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 9.

                 Company:  Barnes Group Inc.
                 -------

                 Disability:  Inability to perform the services normally
                 ----------
                 rendered by the employee due to any physical or mental impairment that can be expected either to be of indefinite duration or to result in death, as determined by the Committee on the basis of appropriate medical evidence.

                 Fair Market Value:  As applied to the Common Stock on
                 -----------------
                 any day, the closing market price of such stock as reported in the New York Stock Exchange Composite Transactions Index for such day, or if the Common Stock was not traded on such day, for the last preceding day on which the Common Stock was traded.

                 Incentive:  An incentive granted under the Plan in one
                 ---------
                 of the forms provided for in Section 3.

                 Key Employee:  An employee of the Company or of a
                 ------------
                 Subsidiary, including an officer or director who is an employee, who in the Committee's or CEO's judgment can contribute significantly to the growth and successful operations of the Company or a Subsidiary.


                 Option:  An option to purchase shares of Common Stock.
                 ------

                 Plan:  The 1991 Barnes Group Stock Incentive Plan herein
                 ----
                 set forth, as amended from time to time.








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                 Subsidiary:  A corporation in which the Company owns,
                 ----------
                 directly or indirectly, at least 50% of the voting stock.


            3.   Grants of Incentives
            -------------------------
                 (a) Subject to the provisions of the Plan, the Committee may at any time, or from time to time, grant Incentives under the Plan to, and only to, Key Employees. In addition, subject to the provisions of the Plan, the CEO may also grant Options to Key Employees, but only in connection with the hiring or promotion of such Key Employees and only if such Key Employees are not (or, by virtue of such hiring or promotion, would not become) subject to the reporting requirements under Rule 16a promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any Options granted by the CEO shall be (i) evidenced by a written instrument in the form most recently approved by the Committee for such Option and (ii) subject to, if applicable, the performance targets and incentive periods most recently set forth by the Committee for such Option. For purposes of the Plan, grants by the CEO complying with this Section 3(a) shall be deemed to have been effected by the Committee.

                 (b)  Incentives may be in the following forms:

                    (i)    an Option, in accordance with Section 5;

                    (ii)   a Stock Appreciation Right, in accordance with
                           Section 6;

                    (iii)  an Incentive Stock Right, in accordance with
                           Section 7;

                    (iv)   a Performance Unit Award, in accordance with
                           Section 8; or

                    (v)    a combination of two or more of the foregoing.





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            4.   Stock Subject to the Plan
            ------------------------------
                 (a) Subject to adjustment as provided in Section 9, the aggregate number of shares of Common Stock which may be issued subject to Incentives granted under the Plan shall not exceed the sum of (i) 1,000,000 shares and (ii) the number of shares of stock covered by outstanding options (or installments thereof) granted under the 1981 Plan which, after its expiration, shall terminate or expire in whole or in part without being exercised. Charges against such aggregate number are governed by the provisions of paragraph (c) of this Section 4, paragraph (k) of Section 5, paragraph (e) of
                      Section 6, paragraph (c) of Section 7, and paragraph (e) of Section 8. No Key Employee may receive grants of Options, Stock Appreciation Rights or Incentive Stock Rights in any year relating to shares of Common Stock which in the aggregate exceed 50,000 shares, which number shall be adjusted pursuant to the terms hereof.

                 (b) Such shares may be either authorized but unissued shares or shares issued and thereafter acquired by the Company.

                 (c) If any shares subject to an Incentive shall cease to be subject thereto because of the termination without exercise or payment, in whole or in part, of such Incentive, the shares as to which the Incentive was not exercised or paid shall no longer be charged against the limits in paragraph (a) of this Section 4 and may again be made subject to Incentives.

                 (d) The Committee may permit the voluntary surrender of all or a portion of any Incentive granted under this Plan conditioned upon the granting to the employee of a new Incentive for the same or a different number of shares or amount of other payment as the Incentive surrendered, or it may require such voluntary surrender as a condition to a grant of a new




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                      Incentive to such employee.  Such new Incentive
                      shall be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Committee at the time the new Incentive is granted, all determined in accordance with the provisions of this Plan without regard to the price, period of exercise, or any other terms or conditions of the Incentive surrendered.

            5.   Options
            ------------
                 Incentives, in the form of options to purchase shares of
            Common Stock, shall be subject to the following provisions:

                 (a) The Option price per share shall be determined as of the effective date of the grant and shall not be less than 85% of the Fair Market Value of the Common Stock at the time of the grant of the Option. In no event shall the Option price be less than the par value of the stock which is the subject of the Option.

                 (b) Each Option shall expire at such time as the Committee may determine at the time the Option is granted; provided, however, that no Option may, under any circumstances, expire later than ten years from the date such Option shall have been granted.

                 (c) Any Option granted under the Plan may be exercised solely by the person to whom granted, by his/her guardian or legal representative, or, in the case of death, by an estate.

                 (d) No Option may be exercised less than 12 months from the date it is granted. After completion of any additional required period of employment specified in the Option grant, the Option may be exercised, in whole or in part, at any time or from time to time during the balance of the term of the Option, except as limited by provisions contained in the Option (including provisions regarding exercise in installments).

                 (e) If the optionee terminates employment prior to attaining age 55, the Option shall terminate 90 days after termination of employment, except in the case of death or disability.

                 (f) If employment terminates as a result of death or disability, or if the Optionee terminates employment after attaining age 55, the Option shall terminate five years after termination of employment; provided, however, if the Optionee's employment is terminated upon the request of the Company after the Optionee attains age 55, the Option may be terminated by the Committee effective 90 days after termination of employment.

                 (g) Notwithstanding anything else in this Section 5 to the contrary, (1) the Committee may provide that an Option will terminate prior to time periods specified in paragraphs 5(e) and 5(f) on conditions specified by the Committee and incorporated in an Option Agreement between the Company and the person receiving the option; and (2) in no event may any Option be exercised after the expiration date thereof.

                 (h) Shares purchased upon exercise of an Option shall be paid for in full within twenty days of the date of exercise in cash or, with the consent of the Committee, in whole or in part in shares of Common Stock based on their Fair Market Value on the date of exercise.

                 (i) If so authorized by the Committee, the Company may, with the consent of the optionee, and at any time or from time to time, cancel all or a portion of any Option granted under the Plan then subject to exercise and discharge its obligation in respect of the Option either by payment to the optionee of an amount of cash equal to the excess, if any, of the Fair Market Value, at such time, of the shares subject to the portion of the Option so cancelled over the aggregate option price of such shares, or by issuance or transfer to the optionee of shares of Common Stock with a Fair Market Value, at such time, equal to any such excess, or by a combination of cash and shares.

                 (j) The forms of Option authorized by the Plan may contain such other provisions as the Committee shall deem advisable.

                 (k) Upon the exercise of an Option there shall be charged against the limits in paragraph (a) of
                      Section 4 the number of shares issued to the optionee. Upon the cancellation of any Option pursuant to paragraph (i) of Section 5, there shall be charged against the limitations in paragraph (a) of Section 4 a number of shares equal to (A) the number of any shares issued to the optionee plus
                      (B) the number of shares purchasable with the amount of any cash paid to the optionee on the basis of the Fair Market Value as of the date of payment; and the number of shares subject to the portion of the Option so cancelled, less the number of shares so charged against such limitations, shall thereafter be available for other grants of Incentives.

                 (l) An Option will not be treated as an Incentive Stock Option within the meaning of section 422 of the Internal Revenue Code of 1986, as amended.

            6.   Stock Appreciation Rights
            ------------------------------
                 (a) A Stock Appreciation Right ("SAR") may be granted in connection with any Option granted under the Plan, either at the time of the grant of such Option or at any time thereafter during the term of the Option, or independently of the grant of an Option.






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




                 (b) An SAR shall entitle the holder thereof, upon exercise of the SAR, to receive a number of shares of Common Stock or cash or a combination of cash and shares (as the Committee in its discretion may elect) determined pursuant to paragraph (d) of this
                      Section 6.

                 (c) An SAR shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent with the Plan as shall from time to time be approved by the Committee:

                      (i) If granted in connection with an Option, an SAR shall be exercisable at such time or times and by such person or persons and to the extent, but only to the extent, that the Option to which it relates shall be exercisable; provided, however, that such SAR shall be exercisable only during the ten-day periods (the "Exercise Periods") beginning on the third business day following the date of release of a summary statement of the Company's quarterly or annual sales and earnings and ending on the twelfth business day following such date of release.

                      (ii) If granted independently of an Option, an SAR
                           shall be subject to the following provisions:

                           (A)  If a person terminates employment prior
                                to attaining age 55, the SAR shall
                                terminate 90 days after the termination
                                of employment, except in the case of
                                death or disability.

                           (B)  If employment terminates as a result of
                                death or disability or if a person
                                terminates employment after attaining age
                                55,





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




                                the SAR will terminate one year after the termination of employment.

                 (d) Upon exercise of an SAR, the holder thereof shall be entitled to receive a number of shares equal in Fair Market Value to (1) the amount by which the Fair Market Value of a share of Common Stock on the date of such exercise shall exceed the Fair Market Value of a share of Common Stock on the date of grant of the related Option, or, in the case of any SAR granted independently of an option, on the date of grant of such SAR, multiplied by (2) the number of shares in respect of which the SAR shall have been exercised. Settlement for any fraction of a share due shall be made in cash. The Committee may settle all or any part of the Company's obligation arising out of an exercise of any SAR by the payment of cash equal to the aggregate value of the shares of Common Stock that it would otherwise be obligated to deliver under the provisions of this paragraph (d).

                 (e) Upon exercise of any SAR, (i) there shall be charged against the limitations in paragraph (a) of
                      Section 4 a number of shares equal to (A) the number of shares issued to the grantee under paragraph (d) of this Section 6 plus (B) the number of shares purchasable with the amount of any cash paid to the grantee on the basis of the Fair Market Value as of the date of payment and (ii) the portion of the Incentive in respect of which such SAR shall have been exercised shall be cancelled and the number of shares subject to such portion, less the number of shares so charged against such limitations, shall thereafter be available for other grants of Incentives.


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


            7.   Incentive Stock Rights
            ---------------------------
                 (a) An Incentive Stock Right will consist of incentive stock units, each of which will be equivalent to one share of Common Stock. An Incentive Stock Right will be evidenced by an agreement in form approved by the Committee; will be nontransferable; will entitle the holder to receive shares of Common Stock, without payment to the Company, after the lapse of the incentive period or periods established by the Committee and subject to the satisfaction of any performance goals established by the Committee from the performance criteria set forth in Section 14 hereof with respect to such Incentive Stock Rights; and will be subject to the limitations in paragraph (a) of Section 4. The terms of the agreement evidencing an Incentive Stock Right shall provide that holders of Incentive Stock Rights will be entitled, from the date of the award, either (1) to receive from the Company cash payments equal to the amount of dividends declared on the number of shares of Common Stock equal to the number of incentive stock units held by them, such payments to be made on or about the Company's dividend payment dates or (2) to be credited with dividend equivalents based upon dividends paid on outstanding shares of Common Stock. Such dividend equivalents, once credited, shall be converted into a number of additional incentive stock units, as of each dividend payment date, in accordance with the following formula:


                                     (A x B) /C


                      in which "A" equals the number of incentive stock units credited to the holder on the dividend payment date, "B" equals the dividend per share and "C" equals the Fair Market Value per share of Common Stock on the dividend payment date. If a dividend is paid in property other than cash, dividend equivalents shall be credited, as of the dividend payment date, in accordance with the formula set forth above, except that "B" shall equal


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


                      the fair market value per share of the property which the holder would have received in respect of the number of shares of Common Stock equal to the number of incentive stock units credited to the holder as of the dividend payment date, had such shares been owned as of the record date for such dividend.

                 (b) If an employee terminates employment prior to attaining age 55, all Incentive Stock Rights will terminate on the date employment terminates, except in the case of death or disability. Except as otherwise provided in the agreement evidencing the Incentive Stock Right, if employment terminates as a result of death or disability, or after attainment of age 55, the Committee may elect, at any time during or at the end of the Incentive period, to award a portion of the shares of Common Stock that would have been awarded, but for the termination of employment, equal to the number of months in the incentive period prior to the termination date divided by the number of months in the incentive period.

                 (c) After the issuance of shares in respect of Incentive Stock Rights, there will be charged against the limitations in paragraph (a) of Section 4 a number of shares equal to the number of shares so issued.

                 (d) To the extent not inconsistent with Section 162(m), the Committee may make such adjustments to any performance goals or to the Company's financial results as it deems appropriate for changes in accounting practices or principles, for material acquisitions or dispositions of stock or property, for recapitalizations or reorganizations or for any other events with respect to which the Committee determines such an adjustment to be appropriate in order to avoid distortion in the operation of the Plan.


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


            8.   Performance Unit Awards
            ----------------------------
                 (a) A Performance Unit Award will consist of performance units granted to Key Employees selected by the Committee which can be paid in cash or shares of Common Stock. Performance units may be granted alone or in conjunction with and related to an Option. When granted in conjunction with an Option, the number of performance units, unless otherwise provided by the Committee, will be equal to the number of shares under the related Option. To the extent that the Committee elects to pay performance units granted with a related Option, there will be a proportionate reduction in the number of shares available under such Option and any related SAR. To the extent the related Option or an SAR granted in connection with such Option is exercised, the related number of performance units will be proportionately reduced.

                 (b) The Committee will establish an initial value for each performance unit at the time of grant. At that time, the Committee will also establish performance targets (from the performance criteria set forth in Section 14 hereof) to be achieved during the award period of not less than one year set by the Committee. The value of the performance units at the end of the award period will be determined by the degree to which the performance targets are achieved. Performance Unit Awards will be subject to the limitations in paragraph (a) of
                      Section 4 and will be evidenced by agreements setting forth the initial value for each performance unit, the performance targets, the award period and such other terms and conditions not inconsistent with the Plan as the Committee may determine.

                 (c) Payment, if any, at the end of the award period will be made in cash, shares of Common Stock, or both, as determined by the Committee. In no event shall payment to an individual in respect of any Performance

                      Unit Award exceed $250,000 in value. A Performance Unit Award granted alone, not in conjunction with an Option, is automatically payable if the conditions are met. A Performance Unit Award granted in conjunction with an Option is payable only if the conditions are met and then at the election of the Committee, as an alternative to the continuance of the related option and any related SAR. The Committee may make this election to pay only during the first two months after the end of the award period. If the election to pay is not made, the Performance Unit Award terminates and the related Option and SAR continue in effect.

                 (d) In the event of termination of employment prior to the end of the award period by reason of death, disability, or termination of employment after attainment of 55 years of age, a pro rata portion of the value of the performance units at the end of the award period will be paid to the employee (or his/her estate in the case of death), unless the Committee determines that a different portion should be payable or elects to terminate the award. Except as otherwise determined by the Committee, upon termination of employment under any other circumstances, the Performance Unit Award will terminate.

                 (e) Upon payment of a Performance Unit Award, there shall be charged against the aggregate limitations in paragraph (a) of Section 4 a number of shares equal to (i) the number of any shares issued to the employee in respect of the Performance Unit Award plus (ii) the number of shares purchasable with the amount of any cash paid to the employee in respect of the Performance Unit Award on the basis of the Fair Market Value of the Common Stock as of the date of payment.

                 (f) To the extent not inconsistent with Section 162(m), the Committee may make such adjustments to the performance goals or to the Company's

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


                      financial results as it deems appropriate for changes in accounting practices or principles, for material acquisitions or disposition of stock or property, for recapitalizations or reorganizations or for any other events with respect to which the Committee determines such an adjustment to be appropriate in order to avoid distortion in the operation of the Plan.

            9.   Adjustment Provisions
            --------------------------
                 The Options granted under the Plan shall contain such
            provisions as the Committee may determine with respect to adjustments to be made in the number and kind of shares covered by such Options and in the Option price in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, and in the event of any such change, the aggregate number and kind of shares available under the Plan and the maximum number of Options, Stock Appreciation Rights, and Incentive Stock Rights which can be granted to any individual shall be appropriately adjusted. In the event of any such change, equitable adjustments shall also be made by the Committee in its discretion in the terms and conditions of any SAR, Incentive Stock Right, or Performance Unit Award granted under the Plan.

            10.  Term
            ---------
                 The Plan, as amended and restated as of February 16,
            1996, shall become effective if and when approved by the Company's stockholders at the 1996 Annual Meeting. In the absence of such approval, the Plan, as in effect prior to such amendment and restatement, shall remain in effect. No Incentives shall be granted under the Plan after April 2, 2006.

            11.  Administration
            -------------------
                 (a) The Plan shall be administered by the Committee, to be appointed from time to time by the Board consisting of not less than three members of the Board. No member of the Committee shall be eligible to participate in the

                      Plan. Each member of the Committee shall qualify as an "outside director" within the meaning of
                      Section 162(m) and as a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                 (b) Incentives under the Plan shall be granted in accordance with the Committee's determinations pursuant to the Plan, by execution and prompt delivery to the employee of instruments approved by the Committee. Any such grant shall be effective on the date of such determination or, if after, on the date specified in the instrument evidencing the grant.

                 (c) The interpretation and construction by the Committee of any provision of the Plan and of any Incentive granted thereunder shall, unless otherwise determined by the Board, be final and conclusive on all persons having any interest thereunder.


            12.  General Provisions
            -----------------------
                 (a)  Absence on leave because of military or
                      governmental service, or other reason, if such absence is approved by the Committee, shall not be considered an interruption or termination of employment for any purpose of the Plan, or Incentives granted thereunder, except that no Incentive may be granted to an employee while he/she is absent on leave.

                 (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary.

                 (c) No shares of Common Stock shall be sold, issued, or transferred pursuant to, or accepted as payment of the Option price of, an Incentive unless and until there has been compliance, in the opinion of the Company's General Counsel, with all applicable legal requirements, including without limitation those relating to securities laws and stock exchange listings.

                 (d) No employee (individually or as a member of a group), and no beneficiary or other person claiming under or through him/her, shall have any right, title, or interest in or to any shares of Common Stock allocated or reserved for the Plan or subject to any Incentive except as to such shares of Common Stock, if any, as shall have been sold, issued, or transferred to him/her.

                 (e) The Company or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any taxes which the Company or Subsidiary determines it is required to withhold in connection with any Incentive.

                 (f) No Incentive and no rights under the Plan, contingent or otherwise, (i) shall be assignable or subject to any encumbrance, pledge, or charge of any nature, whether by operation of law or otherwise, (ii) shall be subject to execution, attachment, or similar process, or (iii) shall be transferable other than by will or the laws of descent and distribution, and every Incentive and all rights under the Plan shall be exercisable during the employee's lifetime only by him/her or by a guardian or legal representative.

                 (g) Nothing in the Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice, or arrangement for the payment of compensation or fringe benefits to any employee which the Company or any Subsidiary now has or may hereafter put into effect, including without limitation any retirement, pension,






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




                      savings or thrift, insurance, death benefit, stock purchase, incentive compensation, or bonus plan.

            13.  Amendment or Discontinuance of Plan
            ----------------------------------------
                 (a) The Plan may be amended by the Board at any time, provided that, without the approval of the stockholders of the Company, no amendment shall be made if stockholder approval is required in order for the Plan to comply with Rule 16b-3 promulgated under the Exchange Act or Section 162(m).

                 (b)  The Board may discontinue the Plan at any time.

                 (c) No amendment or discontinuance of the Plan shall adversely affect, except with the consent of the holder, any Incentive theretofore granted.

            14.  Performance Goals
            ----------------------
                 The Committee may establish performance goals or targets
            in connection with the grant of, and as a condition to payment in respect of, Incentive Stock Rights and shall establish performance goals or targets in connection with the grant of, and as a condition to payment in respect of Performance Unit Awards. Such goals or targets shall be expressed in terms of one or more of the following financial criteria or objectives of the Company: Net Income; Earnings Per Share; Return on Equity; Return on Invested Capital; or Performance Profit. For purposes of the Plan:
                 (a) "Return on Equity" shall mean net income divided by stockholders' equity;
                 (b) "Return on Invested Capital" shall mean net income before interest and taxes times one minus the tax rate divided by interest-bearing debt plus equity;

                 (c)  "Performance Profit" shall mean operating income
                       minus the charge for the capital employed in the unit's basic business that is used in the Company's current operating plan.







                                         18